STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Interest income	$ 1,976	$ 1,552
Dividend income	144,755	99,706
Net appreciation in fair value of investments	516,270	326,140
Total investment income	663,001	427,398
Interest income on notes receivable from participants	3,918	3,362
Contributions:
Participant	130,077	125,932
Employer	74,887	73,037
Total contributions	204,964	198,969
Total additions	871,883	629,729
Deductions:
Benefit payments	(336,999)	(337,091)
Net increase in net assets available for benefits	534,884	292,638
Net assets available for benefits, beginning of year	3,387,870	3,095,232
Net assets available for benefits, end of year	$ 3,922,754	$ 3,387,870